Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of American Eagle Outfitters, Inc. on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James V. O'Donnell, Co-Chief Executive Officer of American Eagle Outfitters, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Eagle Outfitters, Inc.

/s/ James V. O'Donnell

James V. O'Donnell
Co-Chief Executive Officer
April 1, 2003